UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2016

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-9936	EDISON INTERNATIONAL	California	95-4137452
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue (P.O. Box 976) Rosemead, California 91770 (Address of principal executive offices)	2244 Walnut Grove Avenue (P.O. Box 800) Rosemead, California 91770 (Address of principal executive offices)
(626) 302-2222 (Registrant's telephone number, including area code)	(626) 302-1212 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Compensatory Arrangements of Certain Officers

On April 28, 2016, shareholders of Edison International (“EIX”) approved the following amendments to the EIX 2007 Performance Incentive Plan (the “Plan”) effective as May 2, 2016 (the shareholder vote is addressed under Item 5.07 below):

•
An increase in the number of shares of EIX common stock authorized for issuance under the Plan by an additional 16,500,000 shares. The limit on the number of incentive stock options that may be issued under the Plan would correspondingly increase by 16,500,000 shares.

•
A new limit on awards that may be granted to members of the EIX Board of Directors (the “Board”) who are not employed by EIX or one of our subsidiaries (“Non-employee Directors”). The maximum grant date fair value of awards granted under the Plan during any one calendar year to any one individual who, on the date of grant of the award, is a Non-employee Director will be $500,000.

•
An extension of the date to grant qualified performance-based awards under the Plan that are intended to be deductible under Section 162(m) of the Internal Revenue Code to the date of EIX’s 2021 Annual Meeting.

•	An extension of the overall term of the Plan until February 24, 2026.

The Board previously approved the amendments described above, subject to approval by EIX shareholders, as well as other Plan amendments effective as of May 2, 2016. The summary of the Plan, as amended, in this Item 5.02(e) is qualified in its entirety by the full text of the Plan, as amended, which is attached as Exhibit 10.1 and is incorporated by reference herein.
The Board has delegated general administrative authority for the Plan to its Compensation and Executive Personnel Committee (the “Committee”). The Committee has broad authority including the authority to select participants and determine awards; establish terms and conditions of awards; make certain adjustments to awards; and construe and interpret the Plan. However, awards granted to Non-employee Directors require the approval of the Board.
All officers and employees of EIX or any of its subsidiaries, and Non-employee Directors of EIX and SCE, are eligible to receive awards under the Plan.
Awards that may be granted under the Plan include stock options, stock appreciation rights, stock bonuses, restricted stock, performance stock, stock units, phantom stock, or similar rights to purchase or acquire shares of EIX common stock, as well as cash bonus awards. Any award may be structured to be paid or settled in shares of EIX common stock or cash.
After giving effect to the amendments approved by EIX shareholders on April 28, 2016, the maximum number of shares of EIX’s common stock that may be issued or transferred pursuant to awards under the Plan equals 66,000,000 shares plus shares available as a result of the cancellation or termination of awards under the EIX Equity Compensation Plan and the EIX 2000 Equity Plan.

Item 5.07    Submission of Matters to a Vote of Security Holders.
At EIX and Southern California Edison Company's ("SCE") Annual Meeting of Shareholders on April 28, 2016, five matters for EIX and three matters for SCE were submitted to a vote of the respective shareholders: the election of ten directors for EIX and eleven directors for SCE; ratification of the appointment of the independent registered public accounting firm; an advisory vote on executive compensation; and a shareholder proposal regarding recovery of unearned management bonuses (EIX only).
Shareholders elected ten EIX nominees and eleven SCE nominees to the respective Boards of Directors. Each of the ten EIX Director-nominees and eleven SCE Director-nominees received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum. The final vote results were as follows:

	For		Against		Abstentions		Broker Non-Votes
Name	EIX	SCE	EIX	SCE	EIX	SCE	EIX	SCE
Jagjeet S. Bindra	244,897,171	441,748,648	2,150,941	269,058	442,228	314,298	27,370,731	17,051,814
Vanessa C.L. Chang	244,212,828	441,657,244	2,876,299	401,076	401,213	273,684	27,370,731	17,051,814
Theodore F. Craver, Jr.	236,186,094	441,815,800	10,431,447	240,132	872,799	276,072	27,370,731	17,051,814
James T. Morris	246,215,035	441,771,754	855,730	309,378	419,575	250,872	27,370,731	17,051,814
Pedro J. Pizarro (SCE only)	N/A	441,761,788	N/A	258,954	N/A	311,262	N/A	17,051,814
Richard T. Schlosberg, III	241,112,194	441,756,268	5,866,890	312,564	511,256	263,172	27,370,731	17,051,814
Linda G. Stuntz	221,509,918	440,627,752	25,467,353	1,229,310	513,069	474,942	27,370,731	17,051,814
William P. Sullivan	244,932,633	441,765,208	2,021,085	292,764	536,622	274,032	27,370,731	17,051,814
Ellen O. Tauscher	244,933,359	441,687,886	2,147,429	315,288	409,552	328,830	27,370,731	17,051,814
Peter J. Taylor	242,396,615	441,729,430	4,657,934	328,614	435,791	273,960	27,370,731	17,051,814
Brett White	243,992,912	441,778,450	2,986,547	277,194	510,881	276,360	27,370,731	17,051,814

Shareholders of each of EIX and SCE voted on proposals to ratify the appointment of the independent registered public accounting firm, PricewaterhouseCoopers LLP, each of which received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, was adopted. The final vote results were as follows:

Company	For	Against	Abstentions	Broker Non-Votes
EIX	266,746,166	7,605,640	509,265	0
SCE	458,161,282	446,520	776,016	0

The advisory vote on each of the EIX's and SCE's executive compensation received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

Company	For	Against	Abstentions	Broker Non-Votes
EIX	236,373,966	10,278,967	836,945	27,371,193
SCE	440,939,020	930,690	462,294	17,051,814

The management proposal regarding an approval of an amendment to the Plan (EIX only) received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

Company	For	Against	Abstentions	Broker Non-Votes
EIX	225,513,637	21,009,346	966,895	27,371,193

The shareholder proposal regarding shareholder proxy access (EIX only) received the affirmative vote of at least a majority of the votes required to constitute a quorum, but did not receive the affirmative vote of a majority of the votes cast and was not adopted. The proposal received the following number of votes:

Company	For	Against	Abstentions	Broker Non-Votes
EIX	89,729,490	156,579,076	1,181,774	27,370,731

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
See the Exhibit Index below.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Aaron D. Moss
Aaron D. Moss
Vice President and Controller

Date: April 29, 2016

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Connie J. Erickson
Connie J. Erickson
Vice President and Controller

Date: April 29, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1**	Edison International 2007 Performance Incentive Plan, as amended and restated effective May 2, 2016

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**	Indicates a management contract or compensatory plan or arrangement, as required by Item 15(a)(3).